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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Ezenia! Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 15, 2008

Dear Stockholder:

        You are cordially invited to attend the 2008 Annual Meeting of Stockholders of Ezenia! Inc., (the "Company"), which will be held on Tuesday, May 27, 2008 at 12:00 p.m., local time, at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109.

        The Notice of the 2008 Annual Meeting of Stockholders and Proxy Statement accompany this letter. These documents collectively describe the formal business to be conducted at the annual meeting. The Company's Annual Report on Form 10-K is also enclosed for your additional information.

        All stockholders are invited to attend the annual meeting. To ensure your representation at the annual meeting, however, you are urged to vote by proxy by following one of these steps as promptly as possible:

  (A)
  Complete, date, sign and return the enclosed Proxy Card (a postage-prepaid envelope is enclosed for that purpose); or

  (B)
  Vote via telephone (toll free) in the United States or Canada (see instructions on the enclosed Proxy Card); or

  (C)
  Vote via the Internet (see instructions on the enclosed Proxy Card).

        Your shares cannot be voted unless you date, sign and return the enclosed Proxy Card, vote via the telephone or Internet or attend the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before the stockholders is important.

Very truly yours,

Khoa D. Nguyen
Chairman and
Chief Executive Officer

EZENIA! INC.
14 Celina Avenue
Suite 17-18
Nashua, New Hampshire 03063

NOTICE OF 2008 ANNUAL MEETING
OF STOCKHOLDERS

TO OUR STOCKHOLDERS:

        The 2008 Annual Meeting of Stockholders of Ezenia! Inc., a Delaware corporation (the "Company"), will be held on Tuesday, May 27, 2008 at 12:00 p.m., local time, at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109. The purposes of the meeting are:

  1.
  To elect two Class I Directors, each to hold office for a three-year term and until each such Director's respective successor has been duly elected and qualified; and

  2.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        Stockholders of record at the close of business on April 14, 2008 are entitled to notice of, and to vote at, the meeting.

        Please sign, date and return the enclosed Proxy Card in the enclosed envelope, or vote via telephone or the Internet (pursuant to the instructions on the enclosed Proxy Card) at your earliest convenience. If you return the Proxy Card or vote via telephone or the Internet, you may nevertheless attend the meeting and vote your shares in person. If your stock is held in the name of a broker, bank or other nominee, follow the voting instructions in the form you receive from your broker or bank.

        All stockholders of the Company are cordially invited to attend the meeting. To vote in person, bring a form of personal identification with you. If your stock is held by a broker, bank or other nominee, bring an account statement or letter from the record holder indicating that you own the shares as of April 14, 2008, the record date, and obtain from the record holder a proxy issued in your name.

By Order of the Board of Directors,
Roger N. Tuttle Secretary

Nashua, New Hampshire
April 15, 2008

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE (I) SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED FROM WITHIN THE UNITED STATES OR (II) VOTE YOUR SHARES BY TELEPHONE OR THE INTERNET.

SECURITY PROCEDURES AT GOODWIN PROCTER LLP

PLEASE NOTE THAT DUE TO SECURITY PROCEDURES, YOU WILL BE REQUIRED TO SHOW A FORM OF PICTURE IDENTIFICATION TO GAIN ACCESS TO THE OFFICES OF GOODWIN PROCTER LLP. PLEASE CONTACT THE EZENIA! INC. INVESTOR RELATIONS DEPARTMENT AT 781-505-2124 IF YOU WISH TO ATTEND THE MEETING.

EZENIA! INC.
14 Celina Avenue
Suite 17-18
Nashua, New Hampshire 03063

PROXY STATEMENT

2008 Annual Meeting of Stockholders to be Held on May 27, 2008

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board of Directors") of Ezenia! Inc. (the "Company") of proxies for use at the 2008 Annual Meeting of Stockholders to be held on Tuesday, May 27, 2008 at 12:00 p.m., local time, at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, and any adjournments or postponements thereof.

        Registered stockholders can vote their shares (1) by mailing their signed Proxy Card, (2) via a toll-free telephone call from the U.S. or Canada, (3) via the Internet or (4) in person at the meeting. The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded. The Company believes that the procedures that have been put in place are consistent with the requirements of applicable law. Specific instructions to be followed by a registered stockholder interested in voting via telephone or the Internet are set forth on the enclosed Proxy Card. If your stock is held in the name of a broker, bank or other nominee, follow the voting instructions in the form you receive from your broker or bank.

        Shares represented by duly executed proxies received by the Company prior to the meeting will be voted as instructed in the proxy on each matter submitted to the vote of stockholders. If a duly-executed proxy is submitted without voting instructions with respect to one or more proposals, the persons named as proxies thereon intend to vote all shares represented by such proxy "FOR" each such proposal and at their discretion with respect to any other proposals that may properly come before the meeting. The persons named as proxies are employees of the Company.

        A stockholder may revoke a proxy at any time prior to its exercise by (1) delivering a later-dated proxy, (2) making an authorized telephone or Internet communication on a later date in accordance with the instructions on the enclosed Proxy Card, (3) providing written notice of revocation to the Secretary of the Company at the address of the Company's principal executive offices set forth above or (4) voting in person at the meeting. To vote in person, bring a form of personal identification with you. If your stock is held by a broker, bank or other nominee, bring an account statement or letter from the record holder indicating that you own the shares as of April 14, 2008, the record date, and obtain from the record holder a proxy issued in your name. If a stockholder does not intend to attend the meeting, any written proxy or notice should be returned for receipt by the Company and any telephonic or Internet vote should be made, not later than the close of business, 5:30 p.m., EDT, on May 26, 2007. Following this initial solicitation of proxies, solicitations of some stockholders may be made by the Company's officers and employees in person or by mail, telephone or electronic mail. The Company will bear the total cost of solicitation of proxies relating to the meeting.

        This Proxy Statement and the enclosed Proxy Card are being mailed to stockholders on or about April 21, 2008.

        Only stockholders of record as of the close of business on April 14, 2008 the record date, are entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. As of the record date, there were 14,658,217 shares (excluding treasury shares) of the Company's common stock, $.01 par value (the "Common Stock"), issued and outstanding. Such shares of Common Stock are the only voting securities of the Company. Stockholders are entitled to cast one vote for each share of Common Stock held of record on the record date.

        An Annual Report on Form 10-K containing audited financial statements for the fiscal year ended December 31, 2007 accompanies this Proxy Statement. The mailing address of the Company's principal executive offices is 14 Celina Avenue, Suite 17-18, Nashua, New Hampshire 03063.

        The Company has adopted a procedure called "householding", which has been approved by the Securities and Exchange Commission (the "SEC"). Under this procedure, the Company delivers only one copy of the annual report and proxy statement to multiple stockholders who share the same address and have the same last name, unless we have received contrary instructions from an affected stockholder. This procedure reduces printing and mailing costs and fees. Stockholders who participate in householding will continue to receive separate proxy cards.

        The Company will deliver promptly upon written or oral request a separate copy of the annual report and proxy statement to any stockholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the annual report or proxy statement, you may write Ezenia! Inc. at 14 Celina Avenue, Suite 17-18, Nashua, New Hampshire 03063, Attention: Investor Relations, or call 781-505-2100. You may also access our annual report and proxy statement on our web site at www.ezenia.com under investor relations.

        If you are a holder of record and would like to revoke your householding consent and receive a separate copy of the annual report or proxy statement in the future, please contact Automatic Data Processing, Inc. ("ADP") by either calling toll free at 1-800-542-1061, or by writing to Broadridge Financial Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.

        Any stockholders of record who share the same address and currently receive multiple copies of our annual report and proxy statement who wish to receive only one copy of these materials per household in the future please write or call Ezenia! Inc. at the address above. A number of brokerage firms have instituted householding. If you hold your shares in "street name", please contact your bank, broker or other holder of record to request information about householding.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        The Board of Directors is divided into three classes. Each class serves a three-year term. The term of the current Class I Directors will expire at the annual meeting. All Directors will hold office until their earlier resignation or removal, or until their respective successors have been duly elected and qualified.

        For the 2008 Annual Meeting of Stockholders, the Board of Directors has nominated Gerald P. Carmen and Robert N. McFarland for election as Class I Directors, to hold office until the Annual Meeting of Stockholders to be held in 2011 and until their respective successors are duly elected and qualified or until their earlier resignation or removal. Shares represented by all proxies received by the Board of Directors and not marked so as to withhold authority to vote for a nominee will be voted "FOR" the election of the nominee. The nominees have indicated their willingness to serve, if elected; however, if a nominee should be unable or unwilling to serve, the proxies may be voted for the election of a substitute nominee designated by the Board of Directors or for fixing the number of Directors at a lesser number. Currently, the Board of Directors may consist of up to nine members. There are currently five members of the Board of Directors, as John Stewart resigned from the Board of Directors in December 2007.

        The table below sets forth the following information with respect to the nominees to be elected at the meeting, and the Directors whose terms of office will extend beyond the meeting: the age of each such person, the position(s) currently held by each such person within the Company, the year each such person was first elected or appointed a Director, the year each such person's term will expire and the class of Director of each such person.

Name of Director or Nominee	Age	Position(s) Held	Director Since	Year Term Will Expire	Class of Director
Gerald P. Carmen(1)	77	Director	2005	2011	I
Robert N. McFarland(1)(2)(4)	63	Director	2007	2011	I
Ronald L. Breland(3)(4)	58	Director	2004	2009	II
John A. McMullen(2)(3)	66	Director	2005	2009	II
Khoa D. Nguyen	54	Chairman, President, Chief Executive Officer, and Treasurer	1997	2010	III

(1)
Nominated for a term ending in 2011
(2)
Members of the Audit Committee
(3)
Members of the Compensation Committee
(4)
Members of the Nominating Committee

        GERALD P. CARMEN has been a Class I Director of the Company since February 2005. Mr. Carmen is currently an independent consultant. As one of the founding partners of the Carmen Group, Inc., Mr. Carmen served as Vice Chairman from 1990 to August 2004. In 1989, Mr. Carmen served as President and Chief Executive Officer of the Federal Asset Disposition Association, the predecessor of the current Resolution Trust Corporation. From August 1986 to May 1988, Mr. Carmen served as National Chairman for Citizens for America. Mr. Carmen was appointed by President Reagan to serve as the United States Permanent Representative to the United Nations office and other international organizations in Geneva, Switzerland, from May 1984 to August 1986. From 1981 to 1984, Mr. Carmen was the Administrator of the General Services Administration. Mr. Carmen has been a member of the Cabinet Council for Management and Administration, the White House Property Review Board, and the President's Committee on Arts and Humanities. Mr. Carmen also served on the board of Star Scientific, Inc.

        ROBERT N. McFARLAND was named a Class I Director of the Company in March 2007. A Vietnam veteran, he served two years of active duty in the U. S. Army and a total of four years in the Reserves. He also served in the Department of Veterans Affairs between January 2004 and April 2006 as Assistant Secretary for Information and Technology. Prior to his service in the Department of Veterans Affairs, Mr. McFarland was Vice President, Government Relations for seven years at Dell Computer Corporation in Austin, Texas. Previously, Mr. McFarland held several vice president and general manager positions at Dell which included spearheading the Government Sector, Large Corporate Accounts Segment, Global Business Segment, and Federal Business Segment. During this time period, he played a major role in Dell's relationship with a significant number of military, Federal government, state, and local government customers. Under his leadership, Dell assumed the number one position in market share in the Federal Government Personal Computer Market. Mr. McFarland was named to the 1998 "Federal 100," a joint government and industry award designating the top 100 executives in the Federal marketplace. Prior to his career at Dell, Mr. McFarland served as Senior Vice President at The Cerplex Group in Tustin, California, where he directed the sales and marketing efforts of the electronics repair outsourcer. He also held senior executive positions at other leading domestic and international high-technology enterprises such as The Cerplex Group, AST Research, Inc., LEGENT Corporation, and various other companies in Texas, California, and Colorado. Mr. McFarland obtained a Bachelor's Degree in Business Management from LeTourneau University in Longview, Texas. Mr. McFarland has served on the Board of Advisors at both Veterans Advantage in Connecticut and MagRabbit, Inc. in Texas.

        RONALD L. BRELAND has been a Class II Director of the Company since September 2004. Mr. Breland is currently the President and Chief Executive Officer of EC America and Selbre Associates. Prior to establishing EC America in March 1998 and Selbre Associates in June 1988, Mr. Breland was Vice President of Marketing and Sales for General Digital Corporation in Rockville, Maryland and, prior to that, Vice President of Sales for Kennedy Company, a division of Allegheny International. Mr. Breland has over 30 years of experience in contract negotiation and management for both commercial and government markets, development of strategic and tactical marketing programs, engineering development and marketing, and equipment and service sales. Mr. Breland has developed, supervised and negotiated more than 1,000 government contract programs, and successfully conducted government contract compliance audits for Fortune 100 companies. Mr. Breland is a Charter Member of the Industry Advisory Council of the Federation of Government Information Processing Councils and the General Service Administration's Advisory Council, a premier member of the Coalition for Government Procurement, and a former member of the Baltimore-Washington Minority Economic Development Council.

        JOHN A. McMULLEN has been a Class II Director of the Company since April 2005. Mr. McMullen previously served as a Director of the Company from February 2000 until August 2003. In September 2003, Mr. McMullen took time off to actively participate in the political process by running for the Senate in the state of Vermont. Since 1985, Mr. McMullen has been with Cambridge Meridian Group, Inc. and is currently a Managing Principal. Mr. McMullen has over 25 years of experience in financial analysis, acquisition planning, market assessment and research, competitive analysis, and corporate strategy. In addition, Mr. McMullen taught Business Strategy at Harvard Law School, and has published articles in the fields of management, strategy, and law. Mr. McMullen also has experience in the investment banking community in New York with Morgan Stanley and Company, worked with the Boston Consulting Group on strategy assignments, and was an engineer with the U.S. Atomic Energy Commission. Mr. McMullen is a Phi Beta Kappa graduate of Columbia University with B.S. and B.A. degrees in Applied Physics and Engineering, received a J.D. with Honors from the Harvard Law School and a M.B.A. with High Distinction from the Harvard Business School, where he was elected a first year Baker Scholar. Mr. McMullen is a member of the Bars of New York, Massachusetts, and the District of Columbia. In 1982 and 1983, he served on the Governor's 11 person

Advisory Task Force on the Massachusetts Department of Revenue. Mr. McMullen also served on the board of directors of MRO Software, Inc.

        KHOA D. NGUYEN has been a Director of the Company since December 1997. Mr. Nguyen was named President and Chief Executive Officer of the Company effective April 9, 1998 and, from August 2002 until April 2006, he also served as the Company's Chief Financial Officer and Secretary. Since August 2002, Mr. Nguyen has served as Treasurer of the Company. Previously, Mr. Nguyen had been Executive Vice President and Chief Operating Officer of the Company from September 1997 to April 1998. Prior to joining the Company, Mr. Nguyen was employed at PictureTel Corporation, a videoconferencing company, where he served as Chief Technology Officer and General Manager of the Group Systems and Networking Products divisions from February 1994 to August 1996 and as Vice President of Engineering from January 1993 to February 1994. From August 1991 to December 1992, he was Vice President of Engineering at VTEL Corporation, a videoconferencing company. Previously, Mr. Nguyen held various research and development positions at IBM Corporation.

Board of Directors Meetings and Committees

        The Board of Directors held four meetings during the year ended December 31, 2007. During that period, the Audit Committee of the Board of Directors (the "Audit Committee") held four meetings and the Compensation Committee of the Board of Directors (the "Compensation Committee") held one meeting. The Nominating Committee did not meet in 2007. During the fiscal year ended December 31, 2007, for the period during which each Director was a member of the Board of Directors, each of the Directors attended all of the meetings of the Board of Directors and the committees on which he served.

        The Compensation Committee is comprised of Mr. Breland and Mr. McMullen. The Compensation Committee determines the compensation of the Company's senior management and administers the Company's stock option plans. The Compensation Committee charter is located on the Company's website at www.Ezenia.com.

        The Audit Committee is comprised of Mr. McMullen and Mr. McFarland. Mr. Stewart served on the Audit Committee until his resignation in December 2007. The Audit Committee engages the Company's independent registered public accounting firm, consults with the Company's independent registered public accounting firm concerning the scope of the audit, reviews the results of their examination, reviews and approves any material accounting policy changes affecting the Company's operating results, and reviews the Company's financial controls. The Audit Committee is governed by a written charter which is available on our website. All members of the Compensation Committee and Audit Committee are "independent directors" as defined by independence rules of the Nasdaq Stock Market LLC.

        The Nominating Committee is comprised of Mr. McFarland and Mr. Breland. As it becomes necessary to fill one or more seats on the Board of Directors, the Nominating Committee of the Board of Directors (the "Nominating Committee") will consider in a timely fashion potential candidates for Director that have been recommended by the Company's Directors, Chief Executive Officer (the "CEO"), other members of senior management and stockholders. The procedures for submitting stockholder nominations of individuals are explained below. The Nominating Committee may also determine to engage a third-party search firm as and when it deems appropriate to identify potential director candidates for its consideration. The Nominating Committee will meet as often as it deems necessary to narrow the list of potential candidates, review any materials provided in connection with potential candidates and cause appropriate inquiries to be conducted into the backgrounds and qualifications of each candidate. During this process, the Nominating Committee also reports to and receives feedback from other members of the Board of Directors and meets with and considers feedback from the CEO and other members of senior management. Interviews of potential candidates for nomination are conducted by members of the Nominating Committee, other outside Directors, the CEO and other members of senior management. The final candidate(s) are nominated by the Board of Directors for election by the stockholders or named by the Board of Directors to fill a vacancy.

        To recommend a candidate to the Board of Directors, stockholders should send the candidate's name, credentials, contact information and his or her consent to be considered as a candidate to our Secretary, Ezenia! Inc., 14 Celina Avenue, Suite 17-18, Nashua, New Hampshire 03063. Such notice must be delivered to the Secretary not less than 120 nor more than 150 days prior to the first anniversary of the date our proxy statement was delivered to stockholders in connection with the preceding year's annual meeting. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership, including the number of shares owned and for how long such shares have been held.

        Qualifications that a nominee for Director should possess include executive-level experience, relevant industry experience, a high level of honesty and integrity, the ability to work with the other members of the Board of Directors and the management of the Company in fulfilling responsibilities, and availability of and willingness to commit the time necessary to serve as an active member of the Board of Directors, including service on the committees of the Board of Directors. Other than verification of the nominating stockholder's compliance with the proper nominating procedures, and verification of the nominating person's status as a stockholder, a candidate for director nominated by a stockholder is evaluated in the same manner as any other candidate.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
ELECTION OF MESSRS. CARMEN AND MCFARLAND.

Compensation of Directors

        The following table sets forth, for the fiscal year ended December 31, 2007, the total compensation of the non-management members of the Board of Directors. Compensation of management members of the Board of Directors is set forth in the Summary Compensation Table.

Director Compensation Table—2007

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)(3)	Total ($)
Ronald L. Breland	10,500	14,506	25,006
Gerald P. Carmen	13,500	14,678	28,178
Robert N. McFarland(4)	11,500	10,683	22,183
John A. McMullen	12,000	21,131	33,131
John Stewart(5)	12,000	23,819	35,519

(1)
The Company pays each non-employee Director a fee of $2,500 per meeting of the Board of Directors attended in person by such Director or $500 for remote attendance. The Company also pays each non-employee Director $500 for each meeting of the Audit Committee attended and $500 for each meeting of the Compensation Committee attended.

(2)
Initially, each non-employee Director who joins the Board of Directors receives an option to purchase 35,000 shares of Common Stock. In fiscal year 2007, Mr. McFarland received an option to purchase 35,000 shares at a price of $2.15/share. All other directors received an award of 7,500 shares in 2007. Each of these options becomes exercisable over a four-year period vesting at 25% each year. Such option grants are exercisable for a period of ten years from the date of grant as long as the member remains active on the board.

(3)
The amounts reported in the Option Awards column represent the portion of the grant date fair value of the award made to the non-employee Directors during 2007 and in prior years that was recognized as expense for financial reporting purposes during 2007 in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004) "Share based Payment" (FAS 123(R)), excluding estimates of forfeitures. The exercise price of these options is based upon the closing price of the Common Stock on the grant date. The actual amount that will be realized, if any, upon an exercise of an option will depend upon the extent to which the market price of the Common Stock exceeds the option exercise price at the time the option is exercised.

(4)
Mr. McFarland was appointed to the Board of Directors in March 2007.

(5)
Mr. Stewart resigned from the Board of Directors in December 2007.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS, DIRECTORS, AND MANAGEMENT

        The following table sets forth certain information regarding beneficial ownership of the Common Stock as of March 31, 2008 by (1) each person who is known by the Company to own beneficially more than five percent of the Common Stock, (2) each member of the Board of Directors, (3) each of the Named Executive Officers (as defined under "Summary Compensation" below) and (4) all Directors and executive officers as a group. The address for each stockholder is c/o Ezenia! Inc., 14 Celina

Avenue, Suite 17-18, Nashua, New Hampshire 03063. Except as noted below, each stockholder has sole voting and investment power with respect to the shares listed.

Directors, Officers and 5% Stockholders	Shares Beneficially Owned
	Number	Percent(1)
Daniel Zeff	750,588	5.12%
Hummingbird Management LLC	1,197,550	8.17%
Khoa D. Nguyen(2)	2,050,494	12.88%
Ronald L. Breland(3)	40,725	*
Gerald P. Carmen(4)	33,625	*
John A. McMullen(5)	33,625	*
Robert N. McFarland(6)	18,000	*
Roger N. Tuttle(7)	50,000	*
Kenneth E. Garofano(8)	77,500	*
All executive officers and Directors as a group (7 persons)(9)	2,303,969	14.25%

*
Less than 1%

(1)
Percentages are calculated on the basis of 14,658,217 shares of the Common Stock                        outstanding as of March 31, 2008. The total number of shares outstanding used in calculating the percentage also assumes that only the currently exercisable options or options which become exercisable within 60 days of March 31, 2008, held by the person to acquire shares of the Common Stock are exercised, but does not include the number of shares of the Common Stock underlying options held by any other person.

(2)
Includes 1,266,750 shares that Mr. Nguyen has the right to acquire within 60 days of March 31, 2008 by the exercise of stock options.

(3)
Includes 33,725 shares that Mr. Breland has the right to acquire within 60 days of March 31, 2008 by the exercise of stock options.

(4)
Includes 33,625 shares that Mr. Carmen has the right to acquire within 60 days of March 31, 2008 by the exercise of stock options.

(5)
Includes 33,625 shares that Mr. McMullen has the right to acquire within 60 days of March 31, 2008 by the exercise of stock options.

(6)
Includes 14,000 shares that Mr. McFarland has the right to acquire within 60 days of March 31, 2008 by the exercise of stock options.

(7)
Includes 50,000 shares that Mr. Tuttle has the right to acquire within 60 days of March 31, 2008 by the exercise of stock options.

(8)
Includes 77,500 shares that Mr. Garofano has the right to acquire within 60 days of March 31, 2008 by the exercise of stock options.

(9)
Includes 1,509,225 shares that Directors and executive officers of the Company have the right to acquire within 60 days of March 31, 2008 by the exercise of stock options.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

Executive Officers of the Company

        The executive officers of the Company and their ages are:

Name	Age	Principal Position
Khoa D. Nguyen	54	Chairman, President, Chief Executive Officer, and Treasurer
Kenneth E. Garofano	63	Vice President of Strategic Media Technology & Chief Technical Officer
Roger N. Tuttle	60	Chief Financial Officer

        KHOA D. NGUYEN. See page 5 of this Proxy Statement for biographical information regarding Mr. Nguyen.

        KENNETH E. GAROFANO has served as Vice President of Strategic Media Technology since joining the Company in July 2005 and Chief Technical Officer since January 2008. Prior to joining the Company, from 2004 until July 2005, Mr. Garofano was an independent business consultant working on various projects. In 1992, Mr. Garofano founded Zydacron, Inc., a videoconferencing manufacturer and provider of intelligent meeting solutions and served as its President until 2004. From 1983 to 1992, Mr. Garofano was Vice President of Operations of ITRAN Corporation, and from 1979 to 1983 was employed at Gould, Inc. as Director of Strategic Planning and Materials Director.

        ROGER N. TUTTLE has served as Chief Financial Officer and Secretary since joining the Company in April 2006. Since 2003, Mr. Tuttle has been an entrepreneurial small-business owner and financial consultant. Prior to that, Mr. Tuttle served as Chief Financial Officer of Zydacron, Inc. from 1999 to 2003, RAScom, Inc. from 1998 to 1999, Voicetek Corporation from 1994 to 1998, Proconics International from 1993 to 1994, and Aerodyne Products Corporation from 1991 to 1993. Previously, Mr. Tuttle held various financial positions at Gould, Inc., Bell & Howell, and Raytheon Company.

Compensation Philosophy

        The Company's compensation policies for executive officers are based on the belief that the interests of executives should be closely aligned with those of the Company's stockholders. The compensation policies are designed to achieve the following objectives:

  •
  Offer compensation opportunities that attract highly qualified executives, reward outstanding initiative and achievement and retain the leadership and skills necessary to build long-term stockholder value.

  •
  Maintain a significant portion of the executives' total compensation at risk, tied to both the annual and long-term financial performance of the Company and the creation of stockholder value.

  •
  Further the Company's short and long-term strategic goals and values by aligning executive compensation with business objectives and individual performance.

Compensation Program

        The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Compensation Committee is comprised of Mr. Breland and Mr. McMullen, each of whom is independent according to the Nasdaq Stock Market LLC rules. The Compensation Committee establishes and administers the Company's executive compensation policies and plans and administers the Company's stock option and other equity-related employee compensation plans. The Compensation Committee considers internal and external information in determining officers' compensation, including outside survey data.

        The Company's executive compensation program has three major integrated components: base salary, cash bonuses and long-term incentives.

        Base Salary.    Base salary levels for executive officers are determined annually by reviewing the competitive pay practices of networking companies of similar size and market capitalization, the skills, performance level and contribution to the business of individual executives and the needs of the Company. Overall, the Compensation Committee believes that base salaries for the Company's executive officers are competitive with median base salary levels for similar positions in these networking companies.

        Cash Bonuses.    The Company's executive officers are eligible to receive cash bonus awards designed to motivate them to attain short-term and longer-term corporate and individual management goals. The Compensation Committee establishes annual bonus opportunities for each executive officer in relation to his or her base salary. Bonuses under this program are based on the attainment of specific Company performance measures established by the Compensation Committee early in the fiscal year, and by the achievement of specified individual objectives and the degree to which each executive officer contributes to the overall success of the Company and the management team. In 2007, the formula for the Named Executive Officers' bonus was based on a combination of individual objectives and Company revenue and profitability objectives (key of which is earnings per share which was targeted at $.20 per share for 2007). Because these performance targets were not obtained, no bonus was awarded for 2007.

        Long-Term Incentives.    The Compensation Committee believes that stock options are an appropriate vehicle for compensating its officers and employees. The Company provides long-term incentives through its 2004 Stock Incentive Plan. The purpose of long-term stock options is to create a direct link between executive compensation and increases in stockholder value. Stock options are generally granted at fair market value and vest in installments, generally over four years. When determining option awards for an executive officer, the Compensation Committee considers the executive's current contribution to Company performance, the anticipated contribution to meeting the Company's long-term strategic performance goals and industry practices and norms. Long-term incentives granted in prior years and existing levels of stock ownership are also taken into consideration. Because the receipt of value by an executive officer under a stock option is dependent upon an increase in the price of the Company's common stock, this portion of the executive's compensation is directly aligned with an increase in stockholder value.

Chief Executive Officer Compensation

        The Chief Executive Officer's base salary, annual incentive award and long-term incentive compensation are determined by the Compensation Committee, and are based upon the same factors that are employed by the Compensation Committee for executive officers generally. Mr. Nguyen's base salary for the year ended December 31, 2007 and 2006 was $285,000. The Chief Executive Officer may also be entitled to an annual cash bonus depending on the Company's performance. No bonuses were awarded in 2007. The Compensation Committee, in its sole discretion, determines the amount of any such cash bonus.

Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code, as amended (the "Code"), limits the tax deduction to $1,000,000 for compensation paid to certain executives of public companies. This limitation does not apply to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. In any case, the historical combined salary and bonus of each executive officer of the Company has been below the $1,000,000 limit. The Compensation Committee's present intention is to structure executive compensation to minimize the application of the deduction limitation of Section 162(m) of the Code unless the Compensation Committee feels the necessary changes in the Company's accounting methods in order to do so would not be in the best interest of the Company or its stockholders.

        The Compensation Committee has received and discussed the Compensation Discussion and Analysis included in this proxy statement with management. Based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.(1)

Respectfully Submitted by the Compensation Committee,
Ronald L. Breland John A. McMullen

(1)
Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate other filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report on Executive Compensation shall not be incorporated by reference into any such filings.

Compensation Committee Interlocks and Insider Participation

        No current or former member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries. None of our executive officers served as a member of the Board of Directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board of Directors or the Compensation Committee.

Summary Compensation Table—2007

        The following table sets forth, for the years ended December 31, 2006 and 2007, the total compensation of the Company's Named Executive Officers. The Named Executive Officers include Ezenia's Principal Executive Officer, its Principal Financial Officer and the Company's other executive officer who was serving as such at the end of the last completed fiscal year. In March 2006, Mr. Bass and Mr. Garofano became executive officers of the Company. In April 2006, the Company hired Roger Tuttle as its Chief Financial Officer.

Name and Principal Position	Year	Salary($)	Bonus($)(3)	Option Awards($)(4)	All Other Compensation ($)(5)	Total($)
Khoa D. Nguyen Chairman, President, Chief Executive Officer, and Treasurer	2007 2006	285,000 285,000	0	395,858 274,677	31,250	712,108 563,192
Kenneth E. Garofano(1) Vice President of Strategic Media Technology and Chief Technical Officer	2007 2006	150,000 150,000	0	71,994 59,730		221,994 209,730
Roger N. Tuttle(2) Chief Financial Officer	2007 2006	140,000 101,000	0	55,857 31,711		195,857 134,240

(1)
Mr. Garofano joined the Company on July 18, 2005 and became an executive officer on March 9, 2006.

(2)
Mr. Tuttle joined the Company on April 10, 2006.

(3)
The Company paid no discretionary bonuses to the Named Executive Officers for 2007.

(4)
The amounts reported in the Option Awards column represent the portion of the grant date fair value of the stock option grants made to the Named Executive Officers during 2007 and in prior years that was recognized as expense for financial reporting purposes during 2007 and in accordance with FAS 123(R), excluding estimates for forfeitures. The assumptions made in calculating these grant date fair value amounts are incorporated herein by reference to the discussion of those assumptions under the heading "Accounting for share-based compensation" in the Management Discussion and Analysis and Note 10 (in 2006 and 2005) and Note 13 (in 2004) to the financial statements as contained in the Company's Annual Report on Form 10-K filed with the SEC. The actual amount that will be realized, if any, upon the exercise of an option will depend upon the extent to which the market price of the Common Stock exceeds the option exercise price at the time the option is exercised. The exercise price of these awards is the market closing price of the Common Stock on the grant date.

(5)
All other compensation for each individual was below $10,000, except for Mr. Nguyen for whom the Company paid life insurance premiums.

Grants of Plan-Based Awards Table—2007

        The following table sets forth information concerning individual grants of stock options made during fiscal year 2007 to each of the Named Executive Officers. All of the options presented below vest over a four-year period with 25% vesting at the end of the first year and the balance quarterly, in equal installments, over the next three years. These options expire on the tenth anniversary of the grant date.

Name	Grant Date(1)	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Options ($)
Khoa D. Nguyen	03/8/2007	300,000	2.15	448,920
Kenneth E. Garofano	03/8/2007	30,000	2.15	44,892
Roger N. Tuttle	03/8/2007	40,000	2.15	59,856

(1)
The awards granted on 03/8/2007 were based upon the Company's performance in 2006.

Option Exercises and Stock Vested Table—2007

        There were no options exercised by the Company's Named Executive Officers in 2007.

Outstanding Equity Awards at Fiscal Year-End Table—2007

        The following table sets forth information concerning unexercised options and equity incentive plan awards for each of the Named Executive Officers outstanding as of December 31, 2007.

        All of the options presented below vest over a four-year period with 25% vesting at the end of the first year and the balance quarterly, in equal installments, over the next three years. These options expire on the tenth anniversary of the grant date.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Khoa D. Nguyen	10,958 12,804 500 343,750 131,250 239,042 137,196 235,000	156,250 168,750 300,000	9.125 7.81 7.875 0.97 3.30 9.125 7.81 7.813 2.15	02/21/2010 06/04/2008 09/10/2009 01/14/2015 02/28/2016 02/21/2010 06/04/2008 03/18/2009 03/08/2017	(1) (2) (3) (4) (5) (6) (7) (8) (9)
Kenneth E. Garofano	45,000 13,125	35,000 16,875 30,000	2.25 3.30 2.15	07/18/2015 02/28/2016 03/08/2017	(10) (11) (12)
Roger N. Tuttle	30,000	50,000 40,000	2.95 2.15	04/10/2016 03/8/2017	(13) (14)

(1)
Stock option award for 10,958 shares of the Common Stock was granted on 02/21/2000. All shares underlying this grant have vested.

(2)
Stock option award for 12,804 shares of the Common Stock was granted on 06/04/1998. All shares underlying this grant have vested.

(3)
Stock option award for 500 shares of the Common Stock was granted on 09/10/1999. All shares underlying this grant have vested.

(4)
Stock option award for 500,000 shares of the Common Stock was granted on 01/14/2005. 25% of the shares underlying the award vested on 01/14/2006, with the remaining shares vesting in equal quarterly installments thereafter, until the award becomes fully vested.

(5)
Stock option award for 300,000 shares of the Common Stock was granted on 02/28/2006. 25% of the shares underlying the award vested on 02/28/2007, with the remaining shares vesting in equal quarterly installments thereafter, until the award becomes fully vested.

(6)
Stock option award for 239,042 shares of the Common Stock was granted on 02/21/2000. All shares underlying this grant have vested.

(7)
Stock option award for 137,196 shares of the Common Stock was granted on 06/04/1998. All shares underlying this grant have vested.

(8)
Stock option award for 235,000 shares of the Common Stock was granted on 03/18/1999. All shares underlying this grant have vested.

(9)
Stock option award for 300,000 shares of the Common Stock was granted on 03/08/2007. 25% of the shares underlying the award vested on 03/08/2008, with the remaining shares vesting in equal quarterly installments thereafter, until the award becomes fully vested.

(10)
Stock option award for 80,000 shares of the Common Stock was granted on 02/17/2005. 25% of the shares underlying the award vested on 02/17/2006, with the remaining shares vesting in equal quarterly installments thereafter, until the award becomes fully vested.

(11)
Stock option award for 30,000 shares of the Common Stock was granted on 02/28/2006. 25% of the shares underlying the award vested on 02/28/2007, with the remaining shares vesting in equal quarterly installments thereafter, until the award becomes fully vested.

(12)
Stock option award for 30,000 shares of the Common Stock was granted on 03/08/2007. 25% of the shares underlying the award vested on 03/08/2008, with the remaining shares vesting in equal quarterly installments thereafter, until the award becomes fully vested.

(13)
Stock option award for 80,000 shares of the Common Stock was granted on 04/10/2006. 25% of the shares underlying the award vested on 04/10/2007, with the remaining shares vesting in equal quarterly installments thereafter, until the award becomes fully vested.

(14)
Stock option award for 40,000 shares of the Common Stock was granted on 03/08/2007. 25% of the shares underlying the award vested on 03/18/2008, with the remaining shares vesting in equal quarterly installments thereafter, until the award becomes fully vested.

Other Compensation Related Information

Benefit Plans

        2004 Stock Incentive Plan.    The Company currently maintains the 2004 Stock Incentive Plan (the "2004 Plan"). The purpose of the 2004 Stock Incentive Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentives to certain employees, officers, Directors, and consultants to contribute to the success of the Company. The Company may issue stock options, restricted stock awards and/or stock grants pursuant to the 2004 Plan.

        Savings Plan.    The Company also sponsors a savings plan for its employees, which has been qualified under Section 401(k) of the Internal Revenue Code (the "401(k) Plan"). Eligible employees are permitted to contribute to the 401(k) Plan through payroll deductions within statutory and plan limits. Company contributions are made at the discretion of the Board of Directors. Beginning in 1997, the Board of Directors authorized the Company to match a portion of its employees' contributions to the 401(k) Plan, and, in fiscal years 1997 through 2006, the Company made a matching contribution of thirty percent (30%) of each employee's contributions to the extent the employee's contribution equaled five percent (5%) or more of such employee's gross compensation. The Company maintains comparable plans under local laws and regulations for its non-U.S. employees.

Nonqualified Deferred Compensation—2007

        Deferred Compensation Plan.    Effective March 31, 2006, the Company adopted the Ezenia Deferred Compensation Plan (the "Plan"). Under this Plan, eligible employees may elect to defer up to 100% of their base and incentive compensation into the Plan. The Company is under no obligation to establish a fund or reserve in order to pay the benefits under the Plan except in the event of a change in control. If funded, the plan Trustee makes all investment decisions for the Trust on behalf of the participants. The Company has not guaranteed a return on investment for the participants, however, all earnings and losses on the Plan assets are borne by the participants. All contributions and earnings are fully vested to the participant when made but are subject to the Company's creditors in the event of bankruptcy.

Name	Executive Contributions in 2006 ($)		Registrant Contributions in 2007 ($)	Aggregate Earnings In 2007 ($)		Aggregate Withdrawals Distributions ($)	Aggregate Balance At December 31, 2007 ($)
Khoa D. Nguyen	180,000	(1)	—	36,305	(2)	—	231,269

(1)
In 2006 Mr. Nguyen elected to defer $180,000 of his salary. This amount is included in the salary column in the Summary Compensation Table.

(2)
The earnings represent the gains on the Trustee's investments.

        Mr. Nguyen is the only employee who participates in the Plan and he only contributed to the Plan in 2006. The 2006 contributions of $180,000 had grown to $231,269 as of December 31, 2007.

Potential Payments upon Termination or Change-in-Control

        In 2007, the Company entered into a new employment agreement with Mr. Nguyen. Under the employment agreement, Mr. Nguyen is entitled to a base salary at an annualized rate to be established by the Board of Directors and is eligible to receive additional cash compensation under the Company's annual incentive plan based upon specific financial and/or other targets as approved by the Compensation Committee of the Board of Directors. Mr. Nguyen is also eligible to participate in the employee benefit plans and executive compensation programs maintained by the Company applicable to other key executives of the Company. In addition, the Company has agreed to procure life insurance coverage on behalf of Mr. Nguyen in the amount of $1.75 million.

        In the event that Mr. Nguyen's employment is terminated without cause (as defined in the employment agreement), dies or resigns on account of a change of status (as defined in the employment agreement), Mr. Nguyen is entitled to receive an amount equal to two times (1) the highest annual salary in effect for him during the 12-month period immediately preceding the date of termination and (2) his current targeted annual incentive bonus (as defined in the employment agreement) (or, if no annual incentive bonus is then in effect, then the highest annual incentive bonus or other aggregate bonus(es) actually paid to Mr. Nguyen in any of the three preceding fiscal years of the Company). In addition, all options and restricted stock awards held by Mr. Nguyen under the Company's stock option plans shall become fully vested and exercisable. Mr. Nguyen and his spouse are also entitled to be covered under the Company's medical insurance plans for their lives.

        If the Company terminates Mr. Nguyen's employment other than for cause either in anticipation of or as required to accomplish a change of control (as defined in the employment agreement) or within 24 months after a change of control, or Mr. Nguyen resigns on account of a change in status within 24 months of a change of control, Mr. Nguyen is entitled to receive a severance payment equal to four times the sum of (1) Mr. Nguyen's base compensation for the Company's fiscal year then in effect or if greater, Mr. Nguyen's base compensation for the Company's fiscal year immediately preceding the year in which such termination occurs, plus (2) Mr. Nguyen's annual target incentive (as defined in the employment agreement) for the fiscal year then in effect (or, if no target incentive is in effect for such year, then the highest annual incentive bonus or other aggregate bonus(es) actually paid to Mr. Nguyen in any of the three preceding fiscal years). Effective upon a change of control, all options and restricted stock awards held by Mr. Nguyen under any of the Company's stock option plans shall become exercisable and vested in full. In addition, Mr. Nguyen is entitled to receive a tax gross-up payment from the Company to cover any excise taxes imposed by Section 280G of the Internal Revenue Code.

Section 16(a)—Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, Directors and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership on Forms 3, 4 and 5 with the Securities and

Exchange Commission and the Company. Based on the Company's review of copies of such forms, each officer, Director and ten percent (10%) holder complied with his/her obligations in a timely fashion with respect to transactions in securities of the Company during the year ended December 31, 2007.

Code of Ethics

        We adopted a Code of Ethics that applies to each officer, employee and member of the Board of Directors. You may obtain a free copy of this code by writing to Investor Relations at Ezenia! Inc., 14 Celina Avenue, Suite 17-18, Nashua, New Hampshire 03063, or by sending an email to investorrelations@ezenia.com. The Code may also be found at our website Ezenia.com.

Certain Relationships and Related Transactions

        All of our directors and officers complete a directors and officers questionnaire at the beginning of each year, in which they are asked to disclose family relationships and other related party transactions. Our Audit Committee must review and approve all related party transactions, as defined in Item 404 of Regulation S-K. In examining related party transactions, our Audit Committee, considers whether our directors, officers, holders of more than five percent of our voting stock, or any immediate family members of the foregoing persons and any other persons whom the Audit Committee determines to be related parties, have a conflict of interest where an individual may have a private interest which interferes with or appears to interfere with our interests. In determining whether to approve or ratify a related party transaction the Audit Committee will take into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable to us than terms generally available to us from an unaffiliated third-party under the same or similar circumstances, and the extent of the related party's interest in the transaction. Any transaction which is deemed to be a related party transaction requires the approval, initially by a majority of the non-interested Audit Committee members, and finally by a majority of the non-interested Board members. Our Audit Committee's procedures for reviewing related party transactions are not in writing.

        During 2007, the Company engaged Carmen Group, Inc. as consultants to develop and implement a strategy for marketing our products to Federal purchasers within the Department of Defense and appropriate adjacent markets. The President of the Carmen Group is the son of a member of our Board of Directors. During 2007, the Company paid the Carmen Group, Inc. $190,000 for consulting services.

Audit Committee Report(1)

(1)
Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate other filings, including this Proxy Statement, in whole or in part, the Audit Committee Report shall not be incorporated by reference into any such filings.

        During 2007, the Audit Committee was composed of John F. Stewart, an independent Director, who was appointed to the Audit Committee in March 2006, Gerald P. Carmen, an independent Director who was appointed to the Audit Committee in February 2005, John A. McMullen, an independent Director who was appointed to the Audit Committee in April 2005 and Robert N. McFarland, an independent Director who was appointed to the Audit Committee in March 2007. The Board of Directors has determined that John A. McMullen is an "audit committee financial expert" as that term is defined by the applicable rules and regulations of the Securities and Exchange Commission. In March of 2007, Gerald P. Carmen resigned from the Audit Committee due to the hiring of the Carmen Group, Inc. as consultants. In December 2007, John F. Stewart resigned from the Board of Directors.

        During the fiscal year ended December 31, 2007, the Audit Committee reviewed and discussed the Company's audited financial statements with management of the Company and the Company's independent registered public accounting firm Vitale, Caturano & Company, Ltd. The Audit Committee discussed with Vitale, Caturano & Company, Ltd the matters required to be discussed by Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

        In addition, the Audit Committee reviewed the written disclosures and the letter from Vitale, Caturano & Company, Ltd relating to the independence of such firm as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Vitale, Caturano & Company, Ltd. that firm's independence. The Audit Committee satisfied itself as to Vitale, Caturano & Company, Ltd.'s independence.

        Based on the above referenced reviews and discussions, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.

Respectfully Submitted by the Audit Committee,
Robert N. McFarland John A. McMullen

Stockholder Communications with the Company

        Stockholder communications with the Company should be made in accordance with the Company's existing policy, which requires a stockholder to direct all inquiries to the Company's Investor Relations Department at 781-505-2124. Stockholders also may send communications to the Investor Relations Department via email at investorrelations@ezenia.com.

Attendance of Directors at Annual Stockholders Meetings

        The Company has no formal policy with respect to Director attendance at its annual stockholder meetings. One Director attended the 2007 annual stockholder meeting. Although the Company currently does not require Directors to attend annual stockholder meetings, their attendance is welcome.

Accountant's Fees

        On July 12, 2006, the Audit Committee of the Board of Directors voted to dismiss Brown & Brown, LLP ("Brown & Brown") as the Company's independent public accountants. At the same time, the Audit Committee voted to engage Vitale, Caturano & Company, Ltd. ("Vitale") as the Company's independent public accountants, to audit the financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2006. Vitale also served as the Company's independent public accountants for fiscal year 2007. The Audit Committee of the Board of Directors has not yet appointed independent auditors to examine the financial statements of the Company for the fiscal year ended December 31, 2008.

Audit Fees

        The fees billed for professional services rendered by Vitale for the audit of the Company's annual financial statements for the fiscal years ended December 31, 2007 and 2006 were approximately $149,000 and $137,000, respectively.. The aggregate fees billed for professional services rendered by Vitale includes the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q.

Audit Related Fees

        The Company had no audit related fees for 2006 and 2007.

Tax Fees

        The Company had no tax related fees for 2006 and 2007.

All Other Fees

        The Company had no other fees for 2007 and 2006.

        A summary of the fees paid to our independent public accountants is set forth below:

Fee Category	Fiscal Year 2007	% of Total	Fiscal Year 2006	% of Total
Audit Fees	$149,000	100%	$137,000	100%
Audit-Related Fees	—	—	—	—
All Other Fees	—	—	—	—
Total Fees	$149,000	100%	$137,000	100%

        All of the services provided by Vitale were approved by the Audit Committee. The Company's policy on auditor independence does not permit the employment of its independent auditor for material non-audit related services, except for services which are incidental and directly related to audit activities and tax-related activities.

VOTING PROCEDURES

        The affirmative vote of a plurality of the shares of the Common Stock present or represented at the meeting and entitled to vote is required for the election of the Class I Directors. The required quorum for the transaction of business at the meeting is a majority of the votes eligible to be cast by holders of shares of the Common Stock. Shares that are voted "ABSTAIN", "FOR", "WITHHOLD", OR "AGAINST" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the meeting with respect to such matter. In instances where brokers are prohibited from exercising discretionary authority for beneficial holders who have not returned a proxy (so-called "broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

OTHER BUSINESS

        The Board of Directors knows of no business that will be presented for consideration at the meeting other than that stated above. If other business should come before the meeting, the persons named in the proxies solicited hereby, each of whom is an employee of the Company, may vote all shares subject to such proxies with respect to any such business in the best judgment of such persons.

STOCKHOLDER PROPOSALS

        In order to be timely, proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next annual meeting of the Company and/or for inclusion in the agenda for that meeting must be received at the Company's principal executive offices not later than December 18, 2008. It is suggested that proponents submit their proposals by certified mail, return receipt requested.

Dated: April 15, 2008

Ezenia! Inc.
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Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 27, 2008.

Vote by Internet

•	Log on to the Internet and go to www.investorvote.com/EZEN
•	Follow the steps outlined on the secured website.

Vote by telephone

• •

Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	123456	C0123456789	12345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. •

A  Election of Directors — The Board of Directors recommends a vote FOR all the nominees listed.

1.	Class III Nominees:	For	Withhold		For	Withhold

	01 - Gerald P. Carmen*	☐	☐	02 - Robert N. McFarland*	☐	☐

* Each to hold office for a three-year term and until each such Director’s respective successor has been duly elected and qualified.

2. In their discretion, the proxies are authorized to transact such other business as may properly come before the meeting or any adjournment thereof.

B  Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held of record by a corporation, please sign in full corporate name by president or other authorized officer. Partnerships should sign in partnership name by an authorized signatory.

Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Ezenia! Inc.

This Proxy is Solicited on Behalf of the Board of Directors of the Company for its Annual Meeting May 27, 2008

The undersigned hereby appoints Khoa D. Nguyen and Roger N. Tuttle as proxies, each with full power of substitution, and hereby authorize them or either of them to represent and to vote as designated on the reverse side all shares of Common Stock of Ezenia! Inc. (the “Company”) held of record by the undersigned on April 14, 2008 at the Annual Meeting of Stockholders to be held at the offices of Goodwin Procter LLP, Exchange Place, Boston, Massachusetts on May 27, 2008 and at any adjournments or postponements thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS AND “FOR” THE OTHER PROPOSALS.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY FORM PROMPTLY USING THE ENCLOSED SELF-ADDRESSED ENVELOPE.

SEE REVERSE SIDE	CONTINUED AND TO BE VOTED ON REVERSE SIDE	SEE REVERSE SIDE

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EXECUTIVE COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS
VOTING PROCEDURES
OTHER BUSINESS
STOCKHOLDER PROPOSALS